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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 18, 2004

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                                 Autodesk, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                 000-14338                94-2819853
   ---------------------------      ------------          -------------------
  (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)

                               111 McInnis Parkway
                          San Rafael, California 94903
          (Address of principal executive offices, including zip code)

                                 (415) 507-5000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

      On November 18, 2004, Autodesk, Inc. issued a press release announcing that its board of directors has declared a 2-for-1 stock split on its common stock in the form of a stock dividend to be paid on December 20, 2004 to stockholders of record as of the close of business on December 6, 2004.

      In addition, Autodesk announced that it will discontinue its quarterly cash dividend effective after the dividend for the fourth quarter of fiscal 2005 in March 2005.

      A  copy  of  the  press  release   announcing  the  stock  split  and  the
discontinuation  of  Autodesk's  quarterly  cash  dividend is filed  herewith as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.       Description
-----------       -----------
99.1              Press  Release,  dated  as  of  November  18,  2004,  entitled
                  "Autodesk  Announces 2-for-1 Stock Split; Plans to Discontinue
                  Cash Dividend."


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                AUTODESK, INC.

                                             By:/s/ Alfred J. Castino
                                                -----------------------------
                                                Alfred J. Castino
                                                Senior Vice President and
                                                Chief Financial Officer

Date:  November 18, 2004


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press  Release,  dated  as  of  November  18,  2004,  entitled
                  "Autodesk  Announces 2-for-1 Stock Split; Plans to Discontinue
                  Cash Dividend."